EXHIBIT 10.1.2
          BORROWING SUBSIDIARY AGREEMENT dated as of November 16, 2010, among REYNOLDS GROUP HOLDINGS INC., a Delaware corporation, REYNOLDS CONSUMER PRODUCTS HOLDINGS INC., a Delaware corporation, CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC., a Delaware corporation, SIG EURO HOLDING AG & CO KGAA, a German partnership limited by shares, SIG AUSTRIA HOLDING GMBH, an Austrian limited liability company (Gesellschaft mit beschränkter Haftung), CLOSURE SYSTEMS INTERNATIONAL B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of The Netherlands, REYNOLDS GROUP HOLDINGS LIMITED, a New Zealand limited liability company, PACTIV CORPORATION, a Delaware corporation (the “New Borrowing Subsidiary”) and CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”).
          Reference is hereby made to the Credit Agreement dated as of November 5, 2009 (as amended by Amendment No. 1 dated as of January 21, 2010, Amendment No. 2 and Incremental Term Loan Assumption Agreement dated as of May 4, 2010 and Amendment No. 3 and Incremental Term Loan Assumption Agreement dated as of September 30, 2010 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among REYNOLDS GROUP HOLDINGS INC., a Delaware corporation, REYNOLDS CONSUMER PRODUCTS HOLDINGS INC., a Delaware corporation, CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC., a Delaware corporation, SIG EURO HOLDING AG & CO KGAA, a German partnership limited by shares, SIG AUSTRIA HOLDING GMBH, an Austrian limited liability company (Gesellschaft mit beschränkter Haftung), CLOSURE SYSTEMS INTERNATIONAL B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of The Netherlands, REYNOLDS GROUP HOLDINGS LIMITED, a New Zealand limited liability company, the Guarantors, the Lenders and CREDIT SUISSE AG, as Administrative Agent. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. Under the Credit Agreement, the Lenders have agreed, upon the terms and subject to the conditions therein set forth, to make Loans to the Borrowers, and the Borrowers and the New Borrowing Subsidiary desire that the New Borrowing Subsidiary become a Borrower. Holdings and the Borrowers represent that the New Borrowing Subsidiary is a Wholly Owned Subsidiary of Holdings or one of the Borrowers. Each of Holdings, the Borrowers and the New Borrowing Subsidiary represents and warrants that the representations and warranties of Holdings and the Borrowers in the Credit Agreement

relating to the New Borrowing Subsidiary and this Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date. Holdings and the Borrowers agree that the Guarantees of the Guarantors contained in the Credit Agreement will apply to the Bank Obligations of the New Borrowing Subsidiary. Upon execution of this Agreement by each of Holdings, the Borrowers and the New Borrowing Subsidiary and, if the New Borrowing Subsidiary is not already a Loan Party, upon such New Borrowing Subsidiary becoming a Loan Party by executing the Guarantor Joinder and each applicable Loan Document in favor of the Collateral Agent, the New Borrowing Subsidiary shall be a party to the Credit Agreement and shall constitute a “Borrower” for all purposes of the Credit Agreement.
          This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers as of the date first appearing above.

REYNOLDS GROUP HOLDINGS LIMITED
By	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Authorised Signatory

and witnessed by
/s/ Karen Mower
	Name:	Karen Mower
Address: Sydney, Australia Occupation: Lawyer

REYNOLDS GROUP HOLDINGS INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS CONSUMER PRODUCTS HOLDINGS INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President and Secretary

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President and Secretary

[Pactiv Corporation Borrowing Subsidiary Agreement]

SIG EURO HOLDING AG & CO. KGAA acting through its general partner (Komplementär) SIG Reinag AG
By	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Vice President

SIG AUSTRIA HOLDING GMBH
By	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Vice President

CLOSURE SYSTEMS INTERNATIONAL B.V.
By	/s/ Helen Golding
	Name:	Helen Golding
Its authorised representative

PACTIV CORPORATION
By	/s/ Helen Golding
	Name:	Helen Golding
	Title:	Vice President

[Pactiv Corporation Borrowing Subsidiary Agreement]

CREDIT SUISSE AG, as Administrative Agent and Issuing Bank,
by	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Managing Director

/s/ Kevin Buddhew
	Name:	Kevin Buddhew
	Title:	Associate

[Pactiv Corporation Borrowing Subsidiary Agreement]